Exhibit 32.1


                   Nova Star Innovations, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Mark S. Clayton, Principal Executive and Financial Officer of Nova Star Innovations, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   July 31, 2003

                                    /s/ Mark S. Clayton
                                   _________________________________________
                                   Mark S. Clayton
                                   Principal Executive and Financial Officer